Exhibit 10.2

VAPOR CORP.

3001 Griffin Road

Dania Beach, Florida 33312

April 30, 2013

VIA E-MAIL

Kevin Frija, as the holder

of the Senior Convertible Note referred to below

Dear Mr. Frija,

Reference is made to that certain Senior Convertible Note, dated September 28, 2012, of Vapor Corp. in the principal amount of $50,000 payable to you, as the initial registered holder thereof, as amended by that certain extension agreement, dated as of November 13, 2012 (as may be further amended, the “Note”). All capitalized terms used in this Letter Amendment, but not otherwise defined herein, shall have the meanings ascribed to them in the Note.

1. The purpose of this Letter Amendment is memorialize our oral agreement to amend the Note to eliminate the redemption provision at the option of the Holder.

2. In accordance with Section 1 hereof, clause (d) of Section 1 (Calculation of Interest; Payments of Principal and Interest; Redemption by Holder) of the Note is hereby deleted in its entirety and clause (e) of said Section is hereby amended to be restated as clause (d).

3. In connection herewith, the Company hereby represents and warrants to the Holder that no Event of Default has occurred and is continuing under the Note as of the date hereof and none will occur immediately after giving effect to this Letter Amendment.

4. This Letter Amendment shall be effective as of March 31, 2013. Except as expressly amended by this Letter Amendment, the Note shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Letter Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written understandings and agreements between the parties hereto with respect to the subject matter hereof. This Letter Amendment may be executed and delivered (by facsimile, e-mail or other electronic transmission) in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Section 10 (Governing Law; Dispute Resolution) of the Note is hereby incorporated by reference herein and made a part hereof as if fully set forth herein.

[Intentionally Left Blank; Signature Page Follows]

If the foregoing is acceptable to you, please countersign and date this Letter Amendment in the space provided below and return a countersigned and dated copy to us by e-mail.

Sincerely,

Vapor Corp.

By:	/s/ Harlan Press
Name:	Harlan Press
Title:	Chief Financial Officer

Acknowledged and Agreed to the date hereof:

Holder

/s/ Kevin Frija
Kevin Frija

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